Significant changes in the current reporting period	6 Months Ended
Jun. 30, 2026
Disclosure of changes in accounting estimates [abstract]
Significant changes in the current reporting period
3 Significant changes in the current reporting period
There have been no material changes in the accounting policies and basis of consolidation adopted in prior periods. None of the standards and interpretations that have been adopted for the first time have had a material impact on the Group's accounting policies.
There have been no material revisions to the nature and amount of estimates and assumptions reported in prior periods. In view of the business activities in which the Group engages, transactions are not substantially cyclical or seasonal in nature. Therefore, no specific disclosures are included in this connection in the explanatory notes to the interim condensed consolidated financial statements.